Exhibit 10.5

EMPLOYMENT (CHANGE OF CONTROL)  AGREEMENT

	AGREEMENT made as of this 21st day of August, 1996 by and between Sheldahl,
	Inc., a Minnesota corporation with its principal offices at Northfield,
	Minnesota ("Sheldahl") and James E. Donaghy (the "Executive").

	WHEREAS, Sheldahl considers the establishment and maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of Sheldahl and its shareholders; and

	WHEREAS, the Executive has made and is expected to make, due to Executive's
	intimate knowledge of the business and affairs of Sheldahl, its policies,
	methods, personnel and problems, a significant contribution to the
	profitability, growth and financial strength of Sheldahl; and

	WHEREAS, Sheldahl, as a publicly held corporation, recognizes that the
	possibility of a Change in Control may exist and that such possibility and
	the uncertainty and questions which it may raise among management, may
	result in the departure or distraction of the Executive in the performance
	of the Executive's duties to the detriment of Sheldahl and its shareholders;
	and

	WHEREAS, Executive is willing to remain in the employ of Sheldahl upon the
	understanding that Sheldahl will provide income security if the Executive's
	employment is terminated under certain terms and conditions; and

	WHEREAS, it is in the best interests of Sheldahl and its stockholders to
	reinforce and encourage the continued attention and dedication of management
	personnel, including Executive, to their assigned duties without distraction
	and to ensure the continued availability to Sheldahl of the Executive in the
	event of a Change in Control.

	THEREFORE, in consideration of the foregoing and other respective covenants
	and agreements of the parties herein contained, the parties hereto agree as
	follows:

	1.	Term of Agreement.  This Agreement shall commence on the date hereof
		and shall continue in effect until August 21, 1999.  After August 21,
		1999, this Agreement shall automatically renew for successive one-
		year periods unless Sheldahl notifies the Executive of termination
		of the Agreement at least sixty (60) days prior to the end of the
		initial term or any renewal term.  Notwithstanding the preceding
		sentence, if a Change in Control occurs, this Agreement shall
		continue in effect for a period of 36 months from the date of the
		occurrence of a Change in Control.  Notwithstanding anything herein
		to the contrary, the Executive's employment shall be at all times at
		the will of Sheldahl, and nothing in this Agreement shall prohibit
		or limit the right of Sheldahl or Executive, prior to a Change in
		Control, to terminate the employment of Executive for any reason or
		for no reason.

	2.	Change in Control.  No benefits shall be payable hereunder unless
		there shall have been a Change in Control, as set forth below.

	(a)	For purposes of this Agreement, a "Change in Control" of Sheldahl
		shall mean a change in control which would be required to be reported
		in response to Item 1 of Form 8-K promulgated under the Securities
		Exchange Act of 1934, as amended (the "Exchange Act"), whether or not
		Sheldahl is then subject to such reporting requirement, including,
		without limitation, if:

	(i)	any "person" (as such term is used in Sections 13(d) and 14(d) of
		the Exchange Act) becomes a "beneficial owner" (as defined in Rule
		13d-3 under the Exchange Act), directly or indirectly, of securities
		of Sheldahl representing 20% or more of the combined voting power
		of Sheldahl's then outstanding securities;

	(ii)	there ceases to be a majority of the Board of Directors comprised
		of : (A) individuals who on the date hereof constituted the Board of Sheldahl, and (b) any new director who subsequently was elected or nominated for election by a majority of the directors who held such office immediately prior to a Change in Control; or

	(iii)	Sheldahl disposes of at least 75% of its assets, other than to an
		entity owned 50% or greater by Sheldahl or any of its subsidiaries.

	(b)	A Change in Control which arises from a transaction or series of
		transactions which are not authorized, recommended or approved by
		formal action taken by the Board of Directors as determined in
		Section 2(a)(ii) above shall be referred to as an "Unapproved Change
		in Control."  A Change in Control which has been authorized,
		recommended or approved by the Board of Directors as determined in
		Section 2(a)(ii) above shall be referred to as an "Approved Change
		in Control."

	(c)	Executive agrees that, subject to the terms and conditions of this
		Agreement, in the event of a Change in Control of Sheldahl occurring
		after the date hereof, Executive will remain in the employ of Sheldahl
		for a period of 12 months from the occurrence of such Change in
		Control of Sheldahl.

	3.	Termination Following Change in Control.  If a Change in Control
		shall have occurred during the term of this Agreement and Executive's
		employment is thereafter terminated, Executive shall be entitled to
		the benefits provided in subsection 4(d) unless such termination is
		(A) because of Executive's Death or Retirement, (B) by Sheldahl for
		Cause or Disability, or (C) by Executive other than for Good Reason.

		(a)	Disability; Retirement.  If, as a result of incapacity due
		to physical or 	mental illness, the Executive shall have been
		absent from the full-time performance of Executive's duties with
		Sheldahl for six consecutive months, and within 30 days after
	 	written Notice of Termination is given the Executive shall not have
		returned to the full-time performance of the Executive's duties,
		Sheldahl may terminate Executive's employment for "Disability".
		Any question as to the existence of Executive's Disability upon
		which Executive and Sheldahl cannot agree shall be determined by
		a qualified independent physician selected by Executive (or, if the
		Executive is unable to 	make such selection, it shall be made by
		any adult member of the Executive's immediate family), and approved
		by Sheldahl.  The determination of such physician made in writing
		to Sheldahl and to Executive shall be final and conclusive for all
	 	purposes of this Agreement.  Termination by Executive of Executive's
		employment based on "Retirement" shall mean retirement at or after
		the date the Executive has attained age 65.

	(b)	Cause.  Termination by Sheldahl of Executive's employment for "Cause"
		shall mean: (i) the willful and continued failure of Executive to
		perform his essential duties; (ii) the willful engaging by Executive
		in illegal conduct, or (iii) gross misconduct materially injurious
		to Sheldahl, which, in the case of clause (i) and (iii), the
		Executive has not cured, in the sole opinion of the Board,
		determined in good faith, within 10 days of receipt of the Notice
		of Termination.

	(c)	Good Reason.  Executive shall be entitled to terminate his employment
		for Good Reason.  For purposes of this Agreement, "Good Reason" shall
		mean, without Executive's express written consent, any of the
		following:

	(i)	the assignment to Executive of any duties inconsistent with
		Executive's status or position with Sheldahl, or a substantial reduction in the nature or status of Executive's responsibilities from those in effect immediately prior to the Change in Control;

	(ii)	a reduction by Sheldahl in Executive's annual base salary in effect
		immediately prior to a Change in Control;

	(iii)	the relocation of Sheldahl's principal executive offices to a
		location more than fifty miles from Northfield, Minnesota or Sheldahl requiring Executive to be based anywhere other than Sheldahl's principal executive offices except for required travel on Sheldahl's business to an extent substantially consistent with Executive's prior business travel obligations;

	(iv)	the failure by Sheldahl to continue to provide Executive with
		benefits a least as favorable to those enjoyed by Executive under
		any of Sheldahl's pension, life insurance, medical, health and
		accident, disability, deferred compensation, incentive awards,
		incentive stock options, or savings plans in which Executive was
		participating at the time of the Change in Control, the taking of
		any action by Sheldahl which would directly or indirectly materially
		reduce any of such benefits or deprive Executive of any material
		fringe benefit enjoyed at the time of the Change in Control, or the
		failure by Sheldahl to provide Executive with the number of paid
		vacation days to which Executive is entitled at the time of the
		Change in Control, provided, however, that Sheldahl may amend any
		such plan or programs as long as such amendments do not reduce any
		benefits to which Executive would be entitled upon termination;

	(v)	the failure of Sheldahl to obtain a satisfactory agreement from any
		successor to assume and agree to perform this Agreement, as
		contemplated in Section 5; or

	(vi)	any purported termination of Executive's employment which is not
		made pursuant to a Notice of Termination satisfying the requirements
		of subsection (e) below; for purposes of this Agreement, no such
		purported termination shall be effective.

	(d)	Voluntary Termination Deemed Good Reason.   Notwithstanding anything
		herein to the contrary, Executive may voluntarily terminate his
		employment for any reason during the period commencing on the first
		anniversary of the Change in Control and ending 30 days thereafter.
		If an Unapproved Change in Control occurs, Executive may, in addition
		to the opportunity provided in the preceding sentence, voluntarily
		terminate his employment for any reason during the period commencing
		on the 91st day following a Change in Control and ending on the 180th
		day following a Change in Control.   Any such termination shall be
		deemed "Good Reason" for all purposes of this Agreement.

	(e)	Notice of Termination.  Any purported termination of Executive's
		employment by Sheldahl or by Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 7. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth the facts and circumstances claimed to provide a basis for termination of Executive's employment.

	(f)	Date of Termination.  For purposes of this Agreement, "Date of
		Termination" shall mean:

	(i)	if Executive's employment is terminated for Disability, 30 days
		after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such 30 day period); and

	(ii)	if Executive's employment is terminated pursuant to subsections
		(b), (c) or (d) above or for any other reason (other than Disability),
		the date specified in the Notice of Termination (which, in the case
		of a termination pursuant to subsection (b) above shall not be
		less than 10 days, and in the case of a termination pursuant to
		subsection (c) or (d) above shall not be less than 10 nor more than
		30 days, respectively, from the date such Notice of Termination is
		given).

	(g)	Dispute of Termination.  If, within 10 days after any Notice of
		Termination is given, the party receiving such Notice of Termination
		notifies the other party in good faith that a dispute exists
		concerning the termination, the Date of Termination shall be the
		date on which the dispute is finally determined, either by mutual
		written agreement of the parties, or by a final judgement, order or
		decree of a court of competent jurisdiction in accordance with
		subsection 11(a) (which is not appealable or the time for appeal
		therefrom having expired and no appeal having been perfected);
		provided, that the date of Termination shall be extended by a
		notice of dispute only if such notice is given in good faith and
		the party giving such notice pursues the resolution of such dispute
		with reasonable diligence.  Notwithstanding the pendency of any
		such dispute, Sheldahl shall continue to pay Executive full
		compensation in effect when the notice giving rise to the dispute
		was given (including, but not limited to, base salary) and continue
		Executive as a participant in all compensation, benefit and
		insurance plans in which the Executive was participating when
		the notice giving rise to the dispute was given, until the dispute
		is finally resolved in accordance with this subsection.  Amounts
		paid under this subsection are in addition to all other amounts
		due under this Agreement and shall not be offset against or reduce
		any other amounts under this Agreement.

	4.	Compensation Upon Termination or During Disability.  Following a
		Change in Control of Sheldahl, as defined in subsection 2(a), upon termination of Executive's employment or during a period of Disability, Executive shall be entitled to the following benefits:

	(a)	During any period that Executive fails to perform full-time duties
		with Sheldahl as a result of a Disability, Sheldahl shall pay
		Executive the base salary of the Executive at the rate in effect at
		the commencement of any such period, until such time as the Executive
		is determined to be eligible for long term disability benefits in
		accordance with Sheldahl's insurance programs then in effect.

	(b)	If Executive's employment shall be terminated by Sheldahl for Cause
		or by Executive other than for Good Reason or Retirement, Sheldahl
		shall pay to Executive his full base salary through the Date of
		Termination at the rate in effect at the time Notice of Termination
		is given and Sheldahl shall have no further obligation to Executive
		under this Agreement.

	(c)	If Executive's employment shall be terminated by Sheldahl for
		Disability or by Executive for Retirement, or by reason of Death, Sheldahl shall immediately commence payment to the Executive (or Executive's designated beneficiaries or estate, if no beneficiary is designated) any and all benefits to which the Executive is entitled under Sheldahl's retirement and insurance programs then in effect.

	(d)	If Executive's employment by Sheldahl shall be terminated (A) by
		Sheldahl other than for Cause or Disability or (B) by Executive for
		Good Reason, then Executive shall be entitled to the benefits
		provided below:

	(i)	Sheldahl shall pay Executive the Executive's full base salary
		through the Date of Termination at the rate in effect at the time the Notice of Termination is given;

	(ii)	In lieu of any further salary payments for periods subsequent to
		the Date of Termination, Sheldahl shall pay a severance payment (the
		"Severance Payment") equal to the amount described in (A) or (B)
		below, whichever is applicable: (A) if an Unapproved Change in
		Control occurs, 2.99 times the average of the annual compensation
		paid to Executive by Sheldahl (or any corporation ("Affiliate")
		affiliated with Sheldahl within the meaning of Section 1504 of
		the Internal Revenue Code of 1986, as amended (the "Code")) and
		includable in Executive's gross income for federal income tax
		purposes for the five calendar years (or, if Executive has been
		employed by Sheldahl for less than five years, the number of
		complete calendar years of employment) (the "Base Period") preceding
		the earlier of the calendar year in which a Change in Control of
		Sheldahl occurred or the calendar year of the Date of Termination;
		or (B) if an Approved Change of Control occurs, 1.5 times such
		compensation.  Such average shall be determined in accordance with
		the temporary or final regulations promulgated under Section 280G(e)
		of the Code.  For purposes of this Section 4, except as provided in
		the next sentence, compensation payable to Executive by Sheldahl
		(or an Affiliate) shall include every type and form of compensation
		includable in Executive's gross income for federal income tax
		purposes. Compensation shall exclude compensation recognized as
		the result of the exercise of stock options or sale of the stocks
		acquired or any payments actually or constructively received with
		respect to a plan of deferred compensation between Sheldahl and
		Executive.  The Severance Payment shall be made within 60 days
		after the Date of Termination.

	(iii)	For the period of time after the Date of Termination on which the
		Severance Payment is determined in accordance with paragraph (ii)
		above, Executive shall be entitled to continue participation in the
		life, disability, accident and health insurance benefit plans of
		Sheldahl substantially similar to those which the Executive is
		receiving or entitled to receive immediately prior to the Notice
		of Termination.  Sheldahl and Executive shall share the cost
		associated with such coverage as if Executive were still actively
		employed by Sheldahl. If Executive cannot be covered under any of
		Sheldahl's group plans or policies, Sheldahl shall reimburse
		Executive for his full cost of obtaining comparable alternative
		group or individual coverage elsewhere, less any contribution that
		Executive would have been required to make under Sheldahl's group
		plans or policies. Benefits otherwise receivable by Executive
		pursuant to this paragraph (iii) shall be reduced to the extent
		comparable benefits are actually received by Executive during such
		period, and any such benefits actually received by Executive shall
		be reported to Sheldahl.

	(iv)	The Severance Payment shall be reduced by the value of benefits
		actually provided in (iii) above and by the amount of any other
		payment or the value of any benefit received or to be received by
		Executive in connection with the termination of employment or
		contingent upon a Change in Control of Sheldahl (whether payable
		pursuant to the terms of this Agreement, any other plan, agreement
		or arrangement with Sheldahl or an Affiliate) unless (1) Executive
		shall have effectively waived receipt or enjoyment of such payment
		or benefit prior to the date of payment of the Severance Payment,
		(2) in the opinion of tax counsel selected by Sheldahl and acceptable
		to executive, such other payment or benefit does not constitute a
		"parachute payment" within the meaning of section 280G(b)(2) of the
		Code, or (3) in the opinion of such tax counsel, the Severance
		Payment (in its full amount or as partially reduced, as the case
		may be) plus all other payments or benefits which constitute
		"parachute payments" within the meaning of section 280G(b)(2) of
		the Code are reasonable compensation for services actually rendered,
		within the meaning of section 290G(b)(4) of the Code, and such
		payments are deductible by Sheldahl.  The value of any non-cash
		benefit or any deferred cash payment shall be determined by Sheldahl
		in accordance with the principles of sections 280G(d)(3) and (4) of
		the Code.

	(v)	If it is established pursuant to a final determination of a court
		or an Internal Revenue Service proceeding that, notwithstanding
		the good faith of Executive and Sheldahl in applying the terms
		of this Subsection 4(d), the aggregate "parachute payments" paid
		to or for Executive's benefit are in an amount that would result
		in any portion of such "parachute payments" not being deductible
		by Sheldahl or its Affiliates by reason of section 280G of the Code,
		then Executive shall have an obligation to pay Sheldahl upon demand
		an amount equal to the sum of (1) the excess of the aggregate
		"parachute payments" paid to or for the Executive's benefit over
		the aggregate "parachute payments" that would have been paid to
		or for the Executive's benefit without any portion of such
		"parachute payments" not being deductible by reason of section
		280G of the Code; and (2) interest on the amount set forth in
		clause (1) of this sentence at the applicable Federal rate (as
		defined in section 1274(d) of the Code) from the date of
		Executive's receipt of such excess until the date of such payment.

		(vi)	The Severance Payment shall be in lieu of and offset the amount
		of any payment to which the Executive may be entitled to in connection
		with the termination of employment pursuant to the provisions of
		Sheldahl's Severance Pay Plan, Document No. HR04.14, as amended
		from time to time, or any successor to such policy.

	(e)	Executive shall not be required to mitigate the amount of any
		payment provided for in this Section 4 by seeking other employment
		or otherwise, nor shall the amount of any payment or benefit provided
		for in this Section 4 be reduced by any compensation earned by
		Executive as the result of employment by another employer or by
		retirement benefits after the Date of Termination, or otherwise
		except as specifically provided in this Section 4.

	(f)	In addition to all other amounts payable to Executive under this
		Section 4, Executive shall be entitled to receive all benefits
		payable to the Executive under the Sheldahl, Inc. Employee Savings
		Plan and any other plan or agreement relating to retirement benefits
		or otherwise generally applicable to executive employees.

	5.	Employee Agreement.  Executive entered into an Employee Agreement
		with Sheldahl in May 1996.  The Employee Agreement contains certain
		provisions regarding confidentiality and assignment of inventions
		and non-compete provisions.  If there is an Unapproved Change in
		Control and thereafter Executive's employment with Sheldahl shall
		be terminated (A) by Sheldahl other than for Cause or Disability,
		or (B) by Executive for Good Reason (other than under Section 3(d)
		of this Agreement), then the Executive shall be released from his
		non-compete obligations under Section IV.B of the Employee
		Agreement.   If there is an Approved Change in Control and
		thereafter Executive's employment with Sheldahl shall be terminated
		(A) by Sheldahl other than for Cause or Disability, or (B) by
		Executive for Good Reason (other than under Section 3(d) of this
		Agreement), then the Executive shall be released from his non-compete
		obligations under Section IV.B of the Employee Agreement following
		12 months from the Date of Termination. All other obligations of
		Executive under the Employee Agreement shall continue.  The
		Severance Payment shall constitute an offset against payments to
		which Executive may be entitled to in connection with the Employee
		Agreement and acceptance of such Severance Payment shall constitute
		a waiver of such payments required under the Employee Agreement but
		only up to the amount of the Severance Payment.

	6.	Funding of Payments.  In order to assure the performance by Sheldahl
		or its successor of its obligations under this Agreement, Sheldahl
		may deposit in trust an amount equal to the maximum payment that will
		be due the Executive under the terms hereof.  Under a written trust
		instrument, the Trustee shall be instructed to pay to the Executive
		(or the Executive's legal representative, as the case may be) the
		amount to which the Executive shall be entitled under the terms
		hereof, and the balance, if any, of the trust not so paid or
		reserved for payment shall be repaid to Sheldahl.  If Sheldahl
		deposits funds in trust, any payment therefrom shall be made within
		five days after the occurrence of any event giving rise to Sheldahl's
		obligation to make such payment hereunder.  If and to the extent
		there are not amounts in trust sufficient to pay Executive under
		this Agreement, Sheldahl shall remain liable for any and all payments
		due to Executive.  In accordance with the terms of such trust, at all
		times during the term of this Agreement Executive shall have no
		rights, other than as an unsecured general creditor of Sheldahl,
		to any amounts held in trust and all trust assets shall be general
		assets of Sheldahl and subject to the claims of creditors of Sheldahl.

	7.	Successors; Binding Agreement.

	(a)	Sheldahl will require any successor (whether direct or indirect, by
		purchase, merger, consolidation or otherwise) to all or substantially
		all of the business and/or assets of Sheldahl to expressly assume
		and agree to perform this Agreement in the same manner and to the
		same extent that Sheldahl would be required to perform it if no
		such succession had taken place.  Failure of Sheldahl to obtain
		such assumption and agreement prior to the effectiveness of any
		such succession shall be a breach of this Agreement and shall
		entitle Executive to compensation from Sheldahl in the same amount
		and on the same terms as he would be entitled hereunder if he
		terminated his employment for Good Reason following a Change in
		Control, except that for purposes of implementing the foregoing,
		the date on which any such succession becomes effective shall be
		deemed the Date of Termination.

	(b)	This Agreement shall inure to the benefit of and be enforceable by
		Executive's personal or legal representatives, successors, heirs,
		and designated beneficiaries.  If executive should die while any
		amount would still be payable to Executive hereunder if the Executive
		had continued to live, all such amounts, unless otherwise provided
		herein, shall be paid in accordance with the terms of this Agreement
		to the Executive's designated beneficiaries, or, if there is no
		such designated beneficiary, to the Executive's estate.

	8.	Notice.  For the purpose of this Agreement, notices and all other
		communications provided for in the Agreement shall be in writing
		and shall be deemed to have been duly given when delivered or
		mailed by United States registered or certified mail, return
		receipt requested, postage pre-paid, addressed to the last known
		residence address of the Executive or in the case of Sheldahl, to
		its principal office to the attention of each of the then directors
		of Sheldahl with a copy to its Secretary, or to such other address
		as either party may have furnished to the other in writing in
		accordance herewith, except that notice of change of address shall
		be effective only upon receipt.

	9.	Miscellaneous.  No provision of this Agreement may be modified,
		waived or discharged unless such waiver, modification or discharge
		is agreed to in writing and signed by the parties.  No waiver by
		either party thereto at anytime of any breach by the other party
		to this Agreement of, or compliance with, any condition or provision
		of this Agreement to be performed by such other party shall be
		deemed a waiver of similar or dissimilar provisions or conditions
		at the same or at any prior or similar time.  No agreements or
		representations, oral or otherwise, express or implied, with
		respect to the subject matter hereof have been made by either
		party which are not expressly set forth in this Agreement.  The
		validity, interpretation, construction and performance of this
		Agreement shall be governed by the laws of the State of Minnesota.

	10.	Validity.  The invalidity or unenforceability of any provision of
		this Agreement shall not affect the validity or enforceablity of any other provision of this Agreement, which shall remain in full force and effect.

	11.	Arbitration and Award of Attorneys' Fees.

	(a)	Any dispute arising between the parties relating to this Agreement
		shall be resolved by binding arbitration held in the City of
		Minneapolis pursuant to the Rules of the American Arbitration
		Association, except as hereinafter expressly modified.  If the
		disputing and responding parties are unable to agree upon a
		resolution within forty-five business days after the responding
		party's receipt of written notice from the disputing party setting
		forth the nature of the dispute, within the following ten business
		days the disputing and responding parties shall select a mutually
		acceptable single arbitrator to resolve the dispute or, if the
		parties fail or are unable to do so, each shall within the following
		ten business days select a single arbitrator, and the two so
		selected shall select a third arbitrator within the following ten
		business days.  Such single arbitrator or, as the case may be, panel
		of three arbitrators acting by majority decision, shall resolve the
		dispute within sixty days after the date such arbitrator, or the
		last of them so selected, is selected, or as soon thereafter as
		practicable.  If either party refuses or fails to select an
		arbitrator within the time therefor, the other party may do so
		on such refusing or failing party's behalf.  The arbitrators
		shall have no power to award any punitive or exemplary damages
		but may construe or interpret but shall not ignore or vary the
		terms of this Agreement and shall be bound by controlling law.
		The parties acknowledge the Executive's failure to comply with
		any confidentiality, non-solicit, and non-compete provisions of
		any agreement to which the Executive is bound will cause immediate
		and irreparable injury to Sheldahl and that therefore the arbitrators,
		or a court of competent jurisdiction if an arbitration panel cannot
		be immediately convened, will be empowered to provide injunctive
		relief, including temporary or preliminary relief, to restrain any
		such failure to comply.  The arbitration award or other resolution
		may be entered as a judgment at the request of the prevailing party
		by any court of competent jurisdiction in Minnesota or elsewhere.

	(b)	In the event Sheldahl fails to pay Executive any amounts owing to
		Executive under this Agreement or to provide Executive any benefits
		to which Executive is ultimately determined, by settlement,
		mediation, arbitration, or by any court or other decision making
		body with jurisdiction, to be entitled to under this Agreement,
		Sheldahl shall pay the legal expenses (including reasonable attorneys'
		fees, court costs and other out-of-pocket expenses), incurred by
		Executive to enforce his rights under this Agreement and collect
		or obtain such amounts or benefits.

	12.	Prior Agreement.  This Agreement supersedes and replaces in its
		entirety all prior agreements related to a change in control of
		Sheldahl, including the Employment Agreement between Sheldahl
		and Executive, except the provisions of Section 7 of the First
		Amendment to Employment Agreement related to deferred compensation
		shall remain in full force and effect and shall continue in effect
		so long as Executive is employed by Sheldahl, even if this Agreement
		terminates in accordance with the provisions of Section 1.

							SHELDAHL, INC.


						By	/s/ James S. Womack
							James S. Womack
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